EXHIBIT(8d)(i)

PARTICIPATION AGREEMENT

AMENDMENT NO. 5

Effective as of December 31, 2003

THIS AGREEMENT, made and entered into as of the 1st day of May, 2001 ("Agreement"), and amended on September 1, 2001, April 1, 2002, August 5, 2002, and October 24, 2002, by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company ("Insurer") (on behalf of itself and certain of its "Separate Accounts,"); Clarendon Insurance Agency, Inc., a Massachusetts corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts; Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties") is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

The separate accounts shown on Schedule B may invest in the following Portfolios of the AllianceBernstein Variable Products Series Fund, Inc.:

AllianceBernstein Growth Portfolio

AllianceBernstein Global Bond Portfolio

AllianceBernstein Growth and Income Portfolio

AllianceBernstein International Portfolio

AllianceBernstein Premier Growth Portfolio

AllianceBernstein Quasar Portfolio

AllianceBernstein Real Estate Portfolio

AllianceBernstein Technology Portfolio

AllianceBernstein Total Return Portfolio

AllianceBernstein Worldwide Privatization Portfolio

2. Schedule B of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE B

Separate Accounts and Associated Contracts

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:
Name of Separate Account and	Form Number and Name of Contract
Date Established by Board of Directors	Funded By Separate Account

Sun Life of Canada (U.S.) Variable Account F	Futurity II Variable and Fixed Annuity Contract
July 13, 1989	RP-GR-CONT-98-1
RP-IND-MVA-98-1

Futurity III Variable and Fixed Annuity Contract
RCH-IND-MVA-00-1
RCH-GR-CERT-00-1
RCH-INDMVAPR-00-1
RCH-GRCERT-PR-00-1

Futurity Focus II Variable and Fixed Annuity Contract
FII-IND-MVA-00-1
FII-GR-CERT-00-1
FII-IND-MVAPR-00-1
FII-GR-CERTPR-00-1

Name of Separate Account and	Form Number and Name of Contract
Date Established by Board of Directors	Funded By Separate Account

Sun Life of Canada (U.S.) Variable Account F	Futurity Accolade Variable and Fixed Annuity Contract
July 13, 1989 (continued)	FA-IND-MVA-99-1
FA-GR-CERT-99-1
FA-IND-MVAPR-99-1
FA-GR-CERTPR-99-1

Futurity Select Four Variable and Fixed Annuity Contract
RFF-IND-MVA-00-1
RFF-GR-CERT-00-1
RFF-INDMVAPR-00-1
RFF-GRCERT-PR-00-1

Futurity Select Four Plus Variable and Fixed
Annuity Contract
RFFII-IND-MVA-02
RFFII-IND-MVAPR-0
RFII-GR-CERT-02
RFII-GR-CERTPR-02

Futurity Select Seven Variable and Fixed
Annuity Contract
RCHII-IND-MVA-02

Futurity Select Freedom Variable and Fixed
Annuity Contract
FIIII-IND-MVA-02

Futurity Select Incentive Variable and Fixed
Annuity Contract
FAII-IND-MVA-02

All-Star Variable and Fixed Annuity Contract
RFFII-IND-MVA-02
RFFII-IND-MVAPR-0
RFII-GR-CERT-02
RFII-GR-CERTPR-02

All-Star Traditions Variable and Fixed
Annuity Contract
RCHII-IND-MVA-02

All-Star Freedom Variable and Fixed
Annuity Contract
FIIII-IND-MVA-02

All-Star Extra Variable and Fixed
Annuity Contract
FAII-IND-MVA-02

Sun Life of Canada (U.S.) Variable Account G	Futurity Corporate Variable Universal Life
July 25, 1996	Insurance Policies
VUL-COLI-97

Name of Separate Account and	Form Number and Name of Contract
Date Established by Board of Directors	Funded By Separate Account

Sun Life of Canada (U.S.) Variable Account I	Futurity Protector Variable Universal Life Insurance
December 1, 1998	Policies
DBVUL-2001

Futurity Survivorship II Variable Universal Life
Insurance Policies
SVUL-2001

Futurity Accumulator Variable Universal Life Insurance
Policies
CVVUL-2001

Futurity Protector II Variable Universal Life Insurance
Policies
DBVUL-2001

Futurity Accumulator II Variable Universal Life Insurance
Policies
CVVUL-2001

Keyport Variable Account A	Keyport Latitude Variable Annuity Contracts
BVA(1)/CERT, BVA(1)/IND and BVA(1)

Keyport Vista Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Charter Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Advisor Charter Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Advisor Vista Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Advisor Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Optima Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Advisor Optima Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

Effective Date: December 31, 2003
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By:	_________________________________________
For the President
Name: Philip K. Polkinghorn
Title: Vice President, Annuities Division

By:	_________________________________________
For the Secretary
Name: Edward M. Shea
Title: Assistant Vice President and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

By:	______________________________________
For the President
Name: George E. Maden
Title: Secretary & Clerk

By:	______________________________________
For the Secretary
Name: William T. Evers
Title: Assistant Secretary

ALLIANCE CAPITAL MANAGEMENT LP

By:	Alliance Capital Management Corporation,
its General Partner

By:	_____________________________________
Name:
Title:

ALLIANCE FUND DISTRIBUTORS, INC.

By:	_____________________________________
Name:
Title: